SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Hagen Appointment to Board

As previously reported by QuadraMed Corporation (the “Company”) in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2005, effective October 17, 2005, Keith B. Hagen will become the Company’s Chief Executive Officer. On October 12, 2005, in connection with his appointment as the Company’s Chief Executive Officer, Mr. Hagen was appointed to the Company’s Board of Directors, effective October 17, 2005. The terms of Mr. Hagen’s employment and compensation are set forth in his Employment Agreement, effective as of October 17, 2005, with the Company, previously filed with the SEC on September 29, 2005 as Exhibit 99.2 to the Company’s Current Report on Form 8-K. Mr. Hagen’s Employment Agreement is incorporated by reference in its entirety in response to this Item 5.02.

Upon his appointment to the Board, Mr. Hagen will also be appointed to the Company’s Strategic Planning Committee.

As previously reported by the Company in its Definitive Proxy Statement for the Company’s 2005 Annual Meeting of Stockholders on Schedule 14A, filed with the SEC on September 15, 2005, Mr. Hagen is a nominee for director at the Company’s 2005 Annual Meeting of Stockholders.

Departure of Directors Gross, Jurika and Ryan

As previously reported by the Company in its Definitive Proxy Statement for the Company’s 2005 Annual Meeting of Stockholders on Schedule 14A, filed with the SEC on September 15, 2005, Directors F. Scott Gross, William K. Jurika and Cornelius T. Ryan have decided not to seek re-election when their terms of service expire at the Company’s 2005 Annual Meeting of Stockholders to be held on October 26, 2005. Mr. Ryan provided written notice to the Company on September 29, 2005, and Messrs. Gross and Jurika notified the Company on September 15, 2005.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2005, the Company’s Board of Directors voted to amend Section 3.3 of the Company’s Amended and Restated Bylaws to eliminate the requirement that the Chairman of the Company’s Board of Directors be an officer of the Company. The amendment was effective immediately. Bylaw Section 3.3 previously read as follows:

3.3 Qualification. The Chairman must be an officer of the corporation. The President need not be a director. No officer need be a stockholder. Any two or more offices may be held by the same person.

Bylaw Section 3.3 has been amended to read as follows:

3.3 Qualification. The Chairman need not be an officer of the corporation. The President need not be a director. No officer need be a stockholder. Any two or more offices may be held by the same person.

The full text of the amended Bylaws is attached hereto as Exhibit 3.1, and is incorporated herein by reference in response to this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 3.1	Amended and Restated Bylaws of QuadraMed Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 17, 2005

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 3.1	Amended and Restated Bylaws of QuadraMed Corporation